Dated 17 May 2012

2012年5月17日

ADDENDUM

TO

DESIGN AND DEVELOPMENT OF A

PRAWN HATCHERY, NURSERY & GROW-OUT FARM

CONSULTING SERVICES AGREEMENT

设计与开发

孵化，育苗及养殖虾场

咨询服务合约书

附录

Between合约双方:

Service Provider甲方	:	CAPITAL AWARD INC.

The Employer雇主	:	A Group of China’s Businessmen in Sanjiao Town, Zhongshan City, represented by Mr. LIU GANG
中国中山市三角镇合资代表刘钢先生

Addendum To Contract

附录

This Addendum made on this 17th May 2012, is in reference to a Design and Development of a Prawn Hatchery, Nursery & Grow-out Farm Consulting Services Agreement dated 18th November 2011 (hereinafter called “the Main Contract”)

本附录制定于2012年5月17日, 是有关制定于2011年11月18日设计与开发孵化、育苗及养殖虾场咨询服务合约书（以下简称“主合同”）。

Between合约双方:

1.	The Service Provider: CAPITAL AWARD INC. (hereinafter called “CA”), a Belize incorporation with business address at RM3711 Block B, China Shine Plaza, No. 9, Lin Hexi Road, Tianhe District, Guangzhou 510610, the People’s Republic of China, represented by its director Mr. Solomon Lee of Australian Passport No. E4010069

承包方: Capital Award Inc. （以下统一简称为承包方）,,注册于伯利兹

法定地址 :广州市天河区林和西9号耀中广场B座3711室(510610)

法定代表人：Solomon Lee(李业勤)澳洲护照号：E4010069

And 及

2.	The Employer：A group of China's businessmen in San jiao Town, Zhong Shan City represented by Mr. LIU GANG (Chinese identification No:440111196405093916 of Agriculture Park of No. 15, Ching Area, Guang Ming Village, San Jiao Town, Zhong Shan City, Guangdong Province, China); (Herein after collectively called “the Employer”

雇主: 中国中山市三角镇合资代表: 刘钢（中国居民身份证号码：

440111196405093916             ） （以下统一称为雇主）。

Recitals

叙述

1.	The Parties hereto have agreed to construct and develop a prawn hatchery, nursery and grow-out farm at a site at Agriculture Park No. 15, Ching Area, Guang Ming Village, San jiao Town, Zhong shan City, Guangdong Province, using the AP Technology under the Main Contract.

双方已同意依据主合同的条款，利用AP技术系统在广东省中山市三角镇光明村十五顷农业园，建造及发展孵化，育苗及养殖虾场。

2.	It was provided in the Main Contract that the parties hereto would formalize the full details of the Phase 2 of the Project upon completion of the Phase 1 of the development.

主合同的条款规定，双方将在第一阶段的发展完成后，商讨与制定项目第二期的全部细节。

3.	In consideration of the mutual promises contained herein, the parties hereto agree to make the additions to the Main Contract as outlined below.

鉴于双方的相互承诺，双方同意于此对主合同作出补充，概述如下。

NOW THE PARTIES AGREE AS FOLLOWS:

以下是双方达成的共识：

1.	PHASE 2 DEVELOPMENT 第2期发展

Phase 2 of the development is divided into 2 stages, and comprised of the following components :

该项目第2期的发展分为2个阶段，并包含以下的项目发展组成部分：

(1)	8 APM prawn grow-out units, each having tanks measuring 12m x 12m x 3m (in-house on land of 20 mu)

8 座APM养殖虾场，各别设有12米×12米×3米的养殖池（占地20亩的室内虾场）

(2)	On a separated block of 50 Mu land; 10 x 2 mu open dams connected with RAS filtration systems using the APM technology.

在另一幅50亩的土地，建设10座每座2亩，衔接采用APM技术的RAS过滤系统的室外水坝。

(3)	An additional in-house (2,000 m²) RAS system hatchery that will have the capacity to produce up to one billion flies per year

额外2,000平方米采用RAS系统的室内孵化虾场，具备十亿虾苗的年生产量。

(4)	All basic infrastructures on the developed sites (including all power and water connections, roads, drainages and street furniture, etc.)

所有开发地段的基础设施（包括所有电源和水的连接，道路，排水和街道家具等）。

(5)	Storages (dry and cold facilities)

干、冷储藏设备

(6)	Heating facilities (including all connections and fittings etc.)

暖气设施（包括所有连接和配件等）

(7)	Staff Quarters (covering about 25 workers at a given time)

员工宿舍（可在任何时候供25名员工住宿）

(8)	A laboratory cum office with built up area of 2,000 m2 (single or two storey)

2000平方米的实验室暨办公室（单层或双层）。

2.	DEVELOPMENT SCHEDULE AND COST OF PHASE 2 DEVELOPMENTS

第2期发展的时间计划表

The period of the Phase 2 development shall be 2 years, from 17th May 2012 to 16th May 2014.

第2期的发展为期2年，从2012年5月17日至2014年5月16日。

Phase 2 Stage 1 :	The estimated development cost is at US$8.35 million (or RMB52.6 million) +/- 20% acceptable. The details on the schedule and cost thereof are more particularly set out in the Information List 2 of the Appendix 3 as annexed hereto.

第2期第1阶段 :	开发成本估计为8.35百万美元（相等于人民币5.26千万元）， +/- 20％是可以接受的。项目发展计划与费用细节 — 请参阅附上的附表三的明细表2。
Phase 2 Stage 2 :	Full details thereof will be finalized by the parties hereto in December 2012.

第2期第2阶段 :	双方将于2012年12月协商与制定第2期第2阶段的全部细节。

3.	PAYMENTS TERMS 付款方式

Progressively within 60 days from invoicing, with up to 75% of which will be retained for purpose of acquiring equity interest in the future SFJVC within 3 years.

款项应于发票开具日期起60天内支付，其中高达75％的付款，将保留作为乙方在3年之内换取合营公司的得股权。

4.	No other terms or conditions of the Main Contract are negated or changed as a result of this Addendum, and to the extent this Addendum shall be deemed to be inconsistent with any terms or conditions of the Main Contractor, the terms of this Addendum shall govern.

主合同的其他条款或条件不因本附录而无效或改变，本附录的条款与主合同的条款，如有不一致的地方，其条款按本附录为准。

The Parties hereby agree and accept the terms and conditions specified hereof and execute this agreement with mutual consent:

双方同意并接受上述合同条款，同意执行协议，签字盖章：

The Common Seal of

CAPITAL AWARD INC.

was hereunto affixed in the presence of :

CAPITAL AWARD INC. 印章

代表签名：

(Solomon Lee)

Dated 17 May 2012

2012年5月17日

Signed by the Employer

Mr. LIU GANG

雇主刘钢先生签名

Witness 在场见证人

Dated 17 May 2012

2012年5月17日

Appendix 3 附表三

Information List 2 明细表二

Stage 阶段	Description of work (Phase 1) 第一期工作叙述	Estimated schedule 预期时间表		Estimated Development charges 发展费用估计
1		Starting 开始	Completion 完成	Quantity 数量	US$ / unit 美元/ 单位	RMB/ unit 人民币/单 位	USD 美元总计

		May 2012 2012年5月	31 December 2012 2012年12 月31日

*	Engineering designs and drawings on lay-out plan 工程设计及规划图	May. 2012 2012年5月	30.06.2012 2012年6月	1350 Hours小时	250		337,500
*	Engineering design on underground water and water towers 地下水和水塔工程设计	May. 2012 2012年5月	30.06.2012 2012年6月	720 Hours小时	250		180,000
*	Engineering and designs on Roads and drainages 道路及排水渠工程设计	May. 2012 2012年5月	30.06.2012 2012年6月	720 Hours小时	250		180,000
*	Engineering designs and drawing on all grow-out tanks and
	related filtration systems and water flows etc. 养殖池与过滤系统工程设计和绘画图	May. 2012 2012年5月	Sept. 2012 2012年9月	2260 Hours小时	250		565,000
*	Engineering designs and drawing on all open dams, related
	underground water (in and out flow) and connections to
	the RAS filtration systems. 大坝和地下水衔接过滤系统的工程设计和绘画图	June. 2012 2012年6月	Aug. 2012 2012年8月	3260 Hours小时	250		815,000
*	Engineering and designs on the open dams' RAS filtration
	systems. 大坝的过滤系统的工程设计	June. 2012 2012年6月	Aug. 2012 2012年8月	1440 Hours小时	250		360,000
*	Engineering and designs and drawings of all built up buildings 建筑物的工程设计和绘画图	August. 2012 2012年8月	Nov. 2012 2012年11月	360 Hours小时	250		90,000
*	Engineering designs and drawings on all heating systems
	and connections and fittings etc. 暖气设施及所有连接和配件等工程设计和绘画图	July. 2012 2012年7月	Nov. 2012 2012年11月	360 Hours小时	250		90,000

*	Site clearing and levelling 土地清理及平整	June. 2012 2012年6月	Aug. 2012 2012年8月	50 Mu亩		35,000 / Mu亩	277,778

*	Boundary fencing and related landscaping 边界围栏和相关的环境美化	Oct. 2012 2012年10月	March. 2013 2013年3月	50 Mu亩		45,000 / Mu亩	357,143

*	Internal roads and drainage construction and street furniture 内部道路、渠务工程及街道家具	Oct. 2012 2012年10月	June. 2013 2013年6月	30 Mu亩		326,700 / Mu亩	1,555,714

*	Construction of 10 x 2 Mu open dams 建设10座每座2亩室外水坝	Oct. 2012 2012年10月	Sept. 2013 2013年9月	20 Mu 亩		35,000 / Dam 水坝	111,111
	Related Plants and equipment 相关的设备
	Fittings and components相关的安装及配件

*	Construction of the outdoor RAS filtration systems 建设室外RAS过滤系统	Oct. 2012 2012年10月	Sept. 2013 2013年9月	5 Mu 亩		945,000 / Mu 亩	750,000
	Related Plants and equipment 相关的设备			Provisional 暂定	5 x APM	850,000 / APM	674,603
	Fittings and components 相关的安装及配件			Provisional 暂定	10%		67,460

*	Under ground water connections and water powers
	Construction 地下水衔接和水塔建设	Oct. 2012 2012年10月	Oct. 2013 2013年10月	30 Mu亩		20,000 / Mu 亩	95,238
	Related Plants and Equipment 相关的设备			Provisional 暂定		2,000,000	317,460
	Fittings and components 相关的安装及配件			Provisional 暂定	10%		31,746

*	Supervising and installations 监督设备安装	Oct. 2012 2012年10月	Oct. 2013 2013年10月	3600 Hours小时	150		1,080,000

*	Miscellaneous and out of pockets 杂项和其他杂费	May. 2012 2012年5月	Oct. 2013 2013年10月	5% overall 总体			396,788

	Total for Stage (1) Phase 2 第一期第二阶段总计						8,332,541